UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2008
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

127 Flynt Road
Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 24, 2008, upon the recommendation of the Compensation Committee of the Registrant’s Board of Directors, the Board adopted a Bonus Award Program for the Registrant’s salaried employees, including its executive officers, effective November 1, 2007. If the Registrant meets net income per share and minimum return on average stockholders’ equity goals for the fiscal year ended October 31, 2008, the program provides for the award of bonuses to eligible participants equal to a percentage of their base salary. The total award a participant can receive has two components: a percentage based on the Registrant’s earnings per share, and a percentage based on the Registrant’s operational performance. The fiscal 2008 program is substantially similar to the program that was in effect for fiscal 2007, which was filed as Exhibit 10 to the Registrant’s Current Report on Form 8-K filed January 29, 2007. A copy of the Bonus Award Program as it affects the Registrant’s executive officers is filed herewith as Exhibit 10 and is incorporated herein by reference.
Also on January 24, 2008, upon the recommendations of the Compensation Committee, the Registrant’s Board of Directors ratified the payment of certain miscellaneous items of compensation during fiscal 2007 to the Registrant’s executive officers, as follows:

	Joe F. Sanderson,		D. Michael	James A.
	Jr.,	Lampkin Butts,	Cockrell,	Grimes,
Type	Chairman & CEO	President & COO	Treasurer & CFO	Secretary
Personal Use of Company and Charter Aircraft	$47,616	$19,831	$6,450	$0
Reimbursement of Estimated Income Tax Liability	3,259	0	0	0
Other Travel Related Expenses	1,266	2,437	0	0
401(k) Plan Matching Contribution	8,900	8,900	8,900	5,228
Life Insurance	204	204	204	204
ESOP Allocation	8,288	8,288	8,288	7,663
Health Insurance	6,460	6,460	6,460	6,460
Medical Physicals	0	192	0	0
Income Tax Preparation	650	0	0	0

Total	$76,643	$46,312	$30,302	$19,555

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(c) The following exhibit is filed with this Current Report:

Exhibit No.	Description

10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANDERSON FARMS, INC.
(Registrant)

Date: January 29, 2008	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2007.